UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2024
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 3, 2024, Caribou Biosciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the September 1, 2024 notice of resignation received from Jason O’Byrne, the Company’s Chief Financial Officer, and the Company’s intent to appoint Ryan Fischesser, the Company’s current Vice President of Finance and Controller, as the Company’s principal accounting officer in light of Mr. O’Byrne’s resignation, each to be effective on September 27, 2024. This Amendment No. 1 on Form 8-K/A is being filed to supplement the disclosure contained in Item 5.02 of the Original Form 8-K by providing additional information that was not determined at the time of filing of the Original Form 8‑K regarding the designation of roles being assumed by Mr. Fischesser and additional information regarding the compensatory arrangements being entered into with Mr. Fischesser in connection with his designation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2024, Caribou Biosciences, Inc. (the “Company”) designated Ryan Fischesser, the Company’s current Vice President of Finance and Controller, as the Company’s interim principal financial officer and interim principal accounting officer, effective as of 5:00 p.m. Pacific time on September 27, 2024, to serve in those roles until the effective date of the appointment by the Company of a new Chief Financial Officer or such later date determined by the Company. Mr. Fischesser’s designations were made in connection with the resignation of Jason O’Byrne, the Company’s Chief Financial Officer. Mr. O’Byrne serves as the Company’s principal financial officer and principal accounting officer through September 27, 2024, his final day with the Company.

Information concerning Mr. Fischesser’s age, business experience, and other matters is contained in the Original Form 8-K.

In connection with his designation as the Company’s interim principal financial officer and interim principal accounting officer, on November 20, 2024, Mr. Fischesser will be granted 25,000 restricted stock units (“RSUs”) to acquire shares of the Company’s common stock, which RSUs will vest in full on November 20, 2025, subject to Mr. Fischesser’s continued employment with the Company on the grant date and on the vesting date.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caribou Biosciences, Inc.

Date:	September 27, 2024	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer